Contingencies and Other Accrued Losses	12 Months Ended
May. 31, 2015
Contingencies and Other Accrued Losses

NOTE O — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2015	2014
(In thousands)
Accrued product liability reserves	$11,916	$10,589
Accrued warranty reserves	8,718	14,167
Accrued environmental reserves	1,382	2,731

Total accrued loss reserves - Current	$22,016	$27,487

Accrued product liability reserves - noncurrent	$29,769	$29,653
Accrued warranty liability - noncurrent	2,945	574
Accrued environmental reserves - noncurrent	3,499	2,005

Total accrued loss reserves - Noncurrent	$36,213	$32,232

We provide, through our wholly owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our product liability accruals provide for these potential losses as well as other uninsured claims. Product liability accruals are established based upon actuarial calculations of potential liability using industry experience, actual historical experience and actuarial assumptions developed for similar types of product liability claims, including development factors and lag times. To the extent there is a reasonable possibility that potential losses could exceed the amounts already accrued, we believe that the amount of any such additional loss would be immaterial to our results of operations, liquidity and consolidated financial position.

We also offer warranties on many of our products, as well as long-term warranty programs at certain of our businesses, and have established product warranty liabilities. We review these liabilities for adequacy on a quarterly basis and adjust them as necessary. The primary factors that could affect these liabilities may include changes in performance rates as well as costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liabilities represent our best estimates at May 31, 2015, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

Also, due to the nature of our businesses, the amount of claims paid can fluctuate from one period to the next. While our warranty liabilities represent our best estimates of our expected losses at any given time, from time-to-time we may revise our estimates based on our experience relating to factors such as weather conditions, specific circumstances surrounding product installations and other factors.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2015	2014	2013
(In thousands)
Beginning Balance	$14,741	$9,330	$14,751
Deductions (1)	(29,543)	(19,155)	(20,115)
Provision charged to SG&A expense	23,487	24,566	14,260
Acquisitions, including SPHC reconsolidation	2,978	—	434

Ending Balance	$11,663	$14,741	$9,330

(1) Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters. It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated. These liabilities are undiscounted and are not material to our financial statements during any of the periods presented.

As previously disclosed, we recorded a $65.1 million accrual during the year ended May 31, 2013 associated with settlement discussions with the DOJ and the GSA Office of Inspector General aimed at resolving an existing investigation. Since first receiving a broad request for documents from the GSA in March 2011, we cooperated with that investigation, which involved our compliance with certain pricing terms and conditions of our GSA Multiple Award Schedule contracts under which the roofing division of our Tremco Group sold products and services to the federal government. A substantial majority of the transactions as to which potential compliance issues were raised took place during the period from 2002 to 2008. In August 2013, we entered into a final agreement with the DOJ and the GSA Office of Inspector General regarding this matter. During the year ended May 31, 2014, we paid the GSA Office of Inspector General $61.9 million and made other payments for miscellaneous legal expenses for approximately $1.7 million. During fiscal 2015, we paid approximately $1.0 million in legal fees, and we expect to pay approximately $1.1 million more in legal fees and other related costs arising out of this investigation. The accrual for this contingency is classified in other accrued liabilities in our Consolidated Balance Sheets.

We were notified by the SEC on June 24, 2014, that we are the subject of a formal investigation pertaining to the timing of our disclosure and accrual of loss reserves in fiscal 2013 with respect to the previously disclosed GSA and DOJ investigation into compliance issues relating to Tremco Roofing Division’s GSA contracts. We are cooperating with the SEC in its ongoing investigation and continue to be engaged in discussions with the staff of the Division of Enforcement concerning potential issues arising out of the SEC’s investigation. As previously disclosed, our audit committee completed an investigation into the facts and circumstances surrounding the timing of our disclosure and accrual of loss reserves with respect to the GSA and DOJ investigations, and determined to restate our financial results for the first, second and third quarters of fiscal 2013. These restatements had no impact on our audited financial statements for the fiscal years ended May 31, 2013 or 2014. The audit committee’s investigation concluded that there was no intentional misconduct on the part of any of our officers.

At this time, we are unable to predict the outcome of this matter or provide quantification of how the final resolution of this matter may impact our future consolidated financial condition, results of operations or cash flows. Any action by the SEC could result in sanctions against us and/or certain of our officers. A protracted investigation could impose substantial additional costs and distractions, regardless of its outcome.

In January 2013, we entered into a Voluntary Self-Disclosure Agreement (“VSDA”) with the State of Delaware relating to certain property that may be held by us, including securities, payments, and refunds to employees, vendors and customers, that has been unclaimed for a specified period of time. Delaware’s Abandoned Property Law, like other state and federal escheat laws, generally requires companies to report and remit unclaimed property to the state. Although we believe we have procedures in place to comply with these laws, we entered into the VSDA so that we may identify any previously unreported abandoned property and remit any such property to the State of Delaware. We are substantially complete with our review of previously unreported abandoned property, in compliance with the terms of the VSDA, and we do not expect the outcome to have a material impact on our results of operations or financial position.

A consolidated class-action complaint is pending against Rust-Oleum seeking to have a class certified and alleging breach of warranty, breach of contract and other claims regarding certain deck coating products of Rust-Oleum. Rust-Oleum plans to vigorously defend this action, including any attempts at class certification. At this time, we are unable to predict the outcome of this matter or provide any quantification of how the final resolution of this matter may impact our future consolidated financial condition, results of operations or cash flows.